Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor ____________________ Date ____________________

Signature of Joint Debtor ____________________ Date ____________________

[signature] Signature of Authorized Individual — August 27, 2007 Date

W. H. Hardman, Jr. — Printed Name of Authorized Individual

Chief Financial Officer — Title of Authorized Individual

	Jul 1 - Aug 4, 07
OPERATING ACTIVITIES	
Net Income	-405.23
Adjustments to reconcile Net Income	
to net cash provided by operations:	
Accrued State Income Tax	-5,800.00
Net cash provided by Operating Activities	-6,205.23
FINANCING ACTIVITIES	
InterCo Loan DWMC	6,300.00
Net cash provided by Financing Activities	6,300.00
Net cash increase for period	94.77
Cash at beginning of period	204.28
Cash at end of period	299.65

Bank Reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

W.H. Hardman, JR.
Chief Financial Officer
Delta Mills, et al.

DELTA WOODSIDE INDUSTRIES, INC.
INCOME STATEMENT

	Month Ended 8/4/2007
Net Sales	-
Cost of goods sold	-
Gross profit (loss)	-
Selling, general and administrative expenses	-
Impairment and restructuring expenses	
Other income (expense)	-
OPERATING LOSS	-
Interest expense	(405)
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(405)
Income tax expense / (benefit)	-
NET LOSS	$ (405)

BALANCE SHEET
As Of 8/4/07
(In Thousands, Except Share Data)

		Delta Woodside Industries, Inc. As Of 8/4/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	0
Accounts receivable:		0
Factor and other		0
Less allowances for returns		0
		-
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		(248)
Other assets		(0)
TOTAL CURRENT ASSETS		(248)
PROPERTY, PLANT AND EQUIPMENT, at cost		0
Less accumulated depreciation		0
		-
DEFERRED LOAN COSTS, less accumulated depreciation of $5,988,000 (2006) and $5,898,000 (2005)		0
TOTAL ASSETS	$	(248)
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	-
Trade accounts payable checks outstanding		0
Revolving credit facility		0
Accrued income taxes payable		(13,439)
Payable to Affiliate Delta Mills Marketing, Inc.		0
Payable to Affiliate Delta Woodside Industries, Inc.		0
Payable to Affiliate Delta Mills, Inc.		(3,544)
Accrued employee compensation		0
Accrued restructuring expenses		0
Accrued and sundry liabilities		94
TOTAL CURRENT LIABILITIES		(15,989)
LIABILITIES SUBJECT TO COMPROMISE		
Notes Payable		0
Trade Accounts Payable - Pre Petition		0
Total Liabilities Subject to Compromise		0
NONCURRENT DEFERRED INCOME TAXES		(248)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		59
Additional paid-in capital		35,357
Retained earnings(deficit)		(18,427)
TOTAL SHAREHOLDERS' EQUITY		16,989
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	(248)

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
North Carolina Department of Revenue	268,800.33	-	(5,800.00)	(5,800.33)	263,000.00
Total Taxes	**268,800.33**	-	**(5,800.00)**	**(5,800.33)**	**263,000.00**

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	-	-	-	-	-	-
Total Post-Petition Debts	-	-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	Yes	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature]
Signature of Authorized Individual — August 27, 2007 (Date)

W. H. Hardman, Jr.
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

Delta Mills, Inc. 11:41 AM
Statement of Cash Flows 8/23/2007
July 1 through August 4, 2007

	Jul 1 - Aug 4, 07
OPERATING ACTIVITIES	
Net Income	-914,017.36
Adjustments to reconcile Net Income	
to net cash provided by operations:	
Factored AR	255,288.28
Other AR- Delta Books	67,349.73
Misc. & Other Receivables	-14,398.00
Raw Material Inventory	237,304.32
Accounts Payable	1,311.04
Accrued FICA Taxes	-1,519.68
Accrued Payroll	-23,401.69
Invoices Payable	433,160.67
W/H Federal Income Tax	-4,908.00
W/H FICA Tax	-1,519.68
W/H SC Income Tax	-1,912.40
Net cash provided by Operating Activities	61,908.06
FINANCING ACTIVITIES	
Due to DMI Corp.	-6,300.00
InterCo AP-DM Sales	-15,054.04
Net cash provided by Financing Activities	-21,354.04
Net cash increase for period	60,554.02
Cash at beginning of period	9,272,995.24
Cash at end of period	9,333,849.26

Bank Reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

W.H. Hardman, JR.
Chief Financial Officer
Delta Mills, et al.

DELTA MILLS, INC.
INCOME STATEMENT
FOR THE PERIOD ENDED AUGUST 4, 2007

	Month Ended 8/4/2007
Net Sales	-
Cost of goods sold	17,920
Gross profit (loss)	(17,920)
Selling, general and administrative expenses	965,900
Impairment and restructuring expenses	
Other income (expense)	52,936
OPERATING LOSS	(930,883)
Interest Income/(Expense)	16,066
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(914,817)
Income tax expense / (benefit)	-
NET LOSS	$ (914,817)

BALANCE SHEET
AS OF 8/4/07
(In Thousands, Except Share Data)

		Delta Mills, Inc. AS OF 8/4/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	9,586
Accounts receivable:		
Factor and other		1,001
Less allowances for returns		0
		1,001
Inventories		
Finished goods		0
Work in process		0
Raw materials and supplies		0
		-
Deferred income taxes		493
Other assets		616
TOTAL CURRENT ASSETS		11,698
PROPERTY, PLANT AND EQUIPMENT, at cost		
		24,008
Less accumulated depreciation		14,629
		9,376
DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005)		0
TOTAL ASSETS	$	21,072
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	1
Trade accounts payable checks outstanding		253
Revolving credit facility		0
Accrued income taxes payable		12,394
Payable to Affiliate Delta Mills Marketing, Inc.		1,802
Payable to Affiliate Delta Woodside Industries, Inc.		3,644
Accrued employee compensation		29
Accrued and sundry liabilities		876
TOTAL CURRENT LIABILITIES		19,099
LIABILITIES SUBJECT TO COMPROMISE:		
Notes Payable		30,941
Trade Accounts Payable - Pre Petition		3,548
Accrued Interest - Notes Payable		1,836
Total Liabilities Subject to Compromise		36,328
NONCURRENT DEFERRED INCOME TAXES		2,051
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		1
Additional paid-in capital		51,791
Retained earnings(deficit)		(88,206)
TOTAL SHAREHOLDERS' EQUITY		(36,414)
COMMITMENTS AND CONTINGENCIES		0
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	21,072

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	4,008.00	13,001.28	(17,009.28)	(4,008.00)	-
South Carolina Withholding	1,912.49	5,051.59	(6,964.08)	(1,912.49)	-
FICA - Employee	1,519.68	4,503.21	(6,022.89)	(1,519.68)	-
FICA - Employer	1,519.68	4,503.21	(6,022.89)	(1,519.68)	-
Total Taxes	**8,959.85**	**27,059.29**	**(36,019.14)**	**(8,959.85)**	-

Summary of Unpaid Post-Petition Debts	Current	Number of Days Past Due				Total
		0-30	31-60	61-90	Over 90	
Accounts Payable	1,481.35	-	-	-	-	1,481.35
Total Post-Petition Debts	**1,481.35**	-	-	-	-	**1,481.35**

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation

Total Accounts Receivable at the beginning of the reporting period*:	$	1,373,348.38
+ Amounts billed during the period		-
- Amounts collected (net) during the period		(372,607.69)
Total Accounts Receivable at the end of the reporting period:	$	1,000,740.69

* Beginning AR was adjusted for credits not reflected in prior month

Accounts Receivable Aging

Days Outstanding		
Current (0 - 60 days):	$	-
61 - 90 days old:		-
91 - 120 days old:		-
121 - 150 days old		-
151+ days old		1,391,720.00
Total Accounts Receivable	$	1,391,720.00
Amount considered uncollectible & Net Credits		(390,979.31)
Accounts Receivable (Net)	$	1,000,740.69

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No
3. Have all postpetition tax returns been timely filed? Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor	Date
Signature of Joint Debtor	Date
Signature of Authorized Individual	August 27, 2007
W. H. Hardman, Jr.	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

DELTA MILLS MARKETING, INC.
Statement of Cash Flows
July 1 through August 4, 2007

4:17 PM
8/23/2007

	Jul 1 - Aug 4, 07
OPERATING ACTIVITIES	
Net Income	-1,682.32
Adjustments to reconcile Net Income	
to net cash provided by operations:	
Accounts Payable	3,225.69
Accrued FICA Taxes	-270.83
Accrued Payroll	-10,304.30
W/H Federal Income Tax	-6,489.37
W/H FICA Tax	-270.83
W/H NJ Income Tax	-8,064.21
Net cash provided by Operating Activities	-23,856.72
FINANCING ACTIVITIES	
InterCo AP-DM Sales	15,054.04
Net cash provided by Financing Activities	15,054.04
Net cash increase for period	-8,802.68
Cash at beginning of period	-395.38
Cash at end of period	-9,198.06

Bank Reconciliations

I attest that each of the debtor's bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end.

W.H. Hardman, JR.
Chief Financial Officer
Delta Mills, et al.

DELTA MILLS MARKETING, INC.
INCOME STATEMENT

	Month Ended 8/4/2007
Net Sales	-
Cost of goods sold	-
Gross profit (loss)	-
Selling, general and administrative expenses	1,682
Impairment and restructuring expenses	
Other income (expense)	
OPERATING LOSS	(1,682)
Interest expense	-
Gain on extinguishment of debt	-
LOSS BEFORE INCOME TAXES	(1,682)
Income tax expense / (benefit)	-
NET LOSS	$ (1,682)

BALANCE SHEET
AS OF 8/4/07
(In Thousands, Except Share Data)

		Delta Mills Marketing Inc. As of 8/4/07
ASSETS		
CURRENT ASSETS		
Cash and cash equivalents	$	-
Accounts receivable:		
Factor and other		-
Less allowances for returns		-
		-
Inventories		
Finished goods		-
Work in process		-
Raw materials and supplies		-
		-
Deferred income taxes		56
Other assets		-
TOTAL CURRENT ASSETS		56
PROPERTY, PLANT AND EQUIPMENT, at cost		
		286
Less accumulated depreciation		284
		0
DEFERRED LOAN COSTS, less accumulated depreciation of $5,866,000 (2006)and $5,856,000 (2005)		-
TOTAL ASSETS	$	56
LIABILITIES AND SHAREHOLDERS' EQUITY		
CURRENT LIABILITIES		
Trade accounts payable - Post Petition	$	3
Trade accounts payable checks outstanding		9
Revolving credit facility		-
Accrued income taxes payable		1,301
Payable From Affiliate Delta Mills, Inc.		(1,892)
Accrued employee compensation		21
Accrued restructuring expenses		-
Accrued and sundry liabilities		29
TOTAL CURRENT LIABILITIES		(529)
LIABILITIES SUBJECT TO COMPROMISE:		
Notes Payable		
Trade Accounts Payable - Pre Petition		2
Total Liabilities Subject to Compromise		2
NONCURRENT DEFERRED INCOME TAXES		(1,514)
SHAREHOLDERS' EQUITY		
Common Stock -- par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares		0
Additional paid-in capital		-
Retained earnings(deficit)		2,095
TOTAL SHAREHOLDERS' EQUITY		2,095
COMMITMENTS AND CONTINGENCIES		-
TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY	$	56

Status of Post-petition Taxes

	Beginning Accrued Liability Balance	Liability Incurred During Period	Disbursements to Taxing Authorities	Net Change in Accrued Balance	Ending Accrued Liability Balance
Federal Withholding	6,459.91	12,979.82	(19,459.73)	(6,480.91)	-
South Carolina Withholding	-			-	-
California Withholding	-			-	-
FICA - Employee	270.33	541.66	(812.49)	(270.83)	-
FICA - Employer	270.33	541.66	(812.49)	(270.83)	-
New Jersey State Withholding[1]	8,094.21	3,205.68	(11,289.89)	(8,084.21)	-
New York City and State Withholding	-	-		-	-
Total Taxes	**15,095.78**	**17,268.82**	**(32,384.60)**	**(15,095.78)**	**-**

[1] New Jersey State Withholding: Beginning Accrued Liability Balance was raised by $1,221.89 to correct for tax payments recorded as being paid in May 2007 that were actually paid in July 2007.

		Number of Days Past Due				
Summary of Unpaid Post-Petition Debts	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	-	-	-	-	-	-
Total Post-Petition Debts	-	-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month

1. Have any assets been sold or transferred outside the normal course of business this reporting period? No.
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No.
3. Have all postpetition tax returns been timely filed? Yes.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? Yes.